UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  April 9, 2009 (April 6, 2009)

DAYBREAK OIL AND GAS, INC.
(Exact Name of Registrant as Specified in its Charter)

Washington	000-50107	91-0626366
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

601 W. Main Ave., Suite 1012
Spokane, WA 99201
(Address of Principal Executive Offices, Zip Code)

(509) 232-7674
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Named Executive Officer Compensation

In order to reduce general and administrative expenses, on April 6, 2009, the Board, with the assistance of the Compensation Committee, approved an arrangement reducing the base salaries of certain of the Company’s named executive officers.  Effective April 1, 2009, the salary of James F. Westmoreland, President and Chief Executive Officer, will be reduced by 25% to $150,000.  The salary of Robert Martin, Senior Vice President – Exploration, and Bennett W. Anderson, Chief Operating Officer, will be reduced by 50% to $87,000 and $63,000, respectively.  Additionally, if Mr. Anderson works more than 11 days per month, he will earn an additional amount equal to $200 per day, with such additional amount being capped at $2,200 per month.  Each of Mssrs. Westmoreland, Martin and Anderson has accepted the new salary arrangement.

Approval of Restricted Stock and Restricted Stock Unit Plan

On April 6, 2009, the Board of Directors (the “Board”) of Daybreak Oil and Gas, Inc. (the “Company”) approved the 2009 Restricted Stock and Restricted Stock Unit Plan (the “Plan”).  The Company’s Board delegated the administration of the Plan to the Compensation Committee (the “Administrator”).  The Administrator will have the power and authority to select Participants (as defined below) and grant Awards (as defined below) to such Participants pursuant to the terms of the Plan.  In addition, the Administrator will have the authority to (i) determine the number of shares of the Company’s common stock, par value $0.001 (the “Common Stock”), to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (ii) determine the terms and conditions of any Award; (iii) determine whether, to what extent, and under what circumstances Awards may be settled in cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, canceled, forfeited, or suspended; (iv) determine whether, to what extent, and under what circumstances the delivery of cash, Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Administrator; (v) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (vi) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Administrator shall deem appropriate for the proper administration of the Plan; (vii) accelerate the vesting of, payment for or lapse of restrictions on, Awards; and (viii) make any other determination and take any other action that the Administrator deems necessary or desirable for the administration of the Plan.  All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.

Subject to adjustment, the total number of shares of the Company’s Common Stock that will be available for the grant of Awards under the Plan may not exceed 4,000,000 shares; provided, that, for purposes of this limitation, any stock subject to an Award that is forfeited in accordance with the provisions of the Plan will again become available for issuance under the Plan.  Stock available for distribution under the Plan will be authorized and unissued shares or shares reacquired by the Company in any manner.

Restricted Stock and Restricted Stock Unit Awards

Awards may be granted to officers, other employees, consultants and directors of the Company and its affiliates (“Participants”), and may be in the form of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units having a value equal to the fair market value of an identical number of shares of Common Stock (“Restricted Stock Units”).  The Restricted Stock and Restricted Stock Units that may be granted pursuant to the Plan are herein referred to individually as an “Award” and collectively as “Awards”.  Unless otherwise provided by the Administrator in an individual Award agreement, Awards under the Plan will vest 25% on each of the first four anniversaries of the date of grant and the unvested portion of any Award will terminate and be forfeited upon termination of the Participant’s employment or service.

Subject to the terms of the Plan and the applicable Award agreement, the recipients of restricted stock generally will have the rights and privileges of a stockholder with respect to the Restricted Stock, including the right to vote the shares and to receive dividends, if applicable.  The recipients of restricted stock units will not have the rights and privileges of a stockholder with respect to the shares underlying the Restricted Stock Unit award until the award vests and the shares are received.  The Administrator may, at its discretion, withhold dividends attributed to any particular share of Restricted Stock, and any dividends so withheld will be distributed to the Participant upon the release of restrictions on such shares in cash, or at the sole discretion of the Administrator, in shares of Common Stock having a fair market value equal to the amount of such dividends.  Awards under the Plan may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution.

Change in Control

Unless otherwise provided in an Award agreement, in the event of a change in control (as defined in the Plan) of the Company the Administrator may provide that the restrictions pertaining to all or any portion of a particular outstanding Award will expire at a time prior to the change in control.  To the extent practicable, any actions taken by the Administrator to accelerate vesting will occur in a manner and at a time which will allow affected Participants to participate in the change in control transaction with respect to the Common Stock subject to their Awards.

Amendment and Termination

The Board at any time, and from time to time, may amend or terminate the Plan; provided, however, that such amendment or termination shall not be effective unless approved by the Company’s shareholders to the extent shareholder approval is necessary to comply with any applicable tax or regulatory requirements.  In addition, any such amendment or termination that would materially and adversely affect the rights of any Participant shall not to that extent be effective without the consent of the affected Participant.  The Administrator at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Administrator may not effect any amendment which would materially and adversely affect the rights of any Participant under any Award without the consent of such Participant.

The foregoing summary description of the Plan is qualified in its entirety by reference to the actual terms of the Plan, the Form of Restricted Stock Award Agreement and the Form of Restricted Stock Unit Award Agreement, which are filed as Exhibits 4.5, 4.6 and 4.7, respectively, to the Company’s Form S-8 dated April 7, 2009 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

10.1	Daybreak Oil and Gas, Inc. 2009 Restricted Stock and Restricted Stock Unit Plan(1)
10.2	Form of Restricted Stock Award Agreement(2)
10.3	Form of Restricted Stock Unit Award Agreement(3)

(1)           Previously filed as Exhibit 4.5 to Form S-8 on April 7, 2009, and incorporated herein by reference.
(2)           Previously filed as Exhibit 4.6 to Form S-8 on April 7, 2009, and incorporated herein by reference.
(3)           Previously filed as Exhibit 4.7 to Form S-8 on April 7, 2009, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 9, 2009	DAYBREAK OIL AND GAS, INC.

	By:	/s/ James F. Westmoreland
James F. Westmoreland
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Daybreak Oil and Gas, Inc. 2009 Restricted Stock and Restricted Stock Unit Plan(1)
10.2	Form of Restricted Stock Award Agreement(2)
10.3	Form of Restricted Stock Unit Award Agreement(3)

(1)           Previously filed as Exhibit 4.5 to Form S-8 on April 7, 2009, and incorporated herein by reference.
(2)           Previously filed as Exhibit 4.6 to Form S-8 on April 7, 2009, and incorporated herein by reference.
(3)           Previously filed as Exhibit 4.7 to Form S-8 on April 7, 2009, and incorporated herein by reference.